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Exhibit 10.209

SUBORDINATED INTERCOMPANY NOTE

        Los Angeles, California
September 27, 2004

        FOR VALUE RECEIVED, each of the undersigned (each a "Debtor") hereby agrees to pay on demand to the order of each of PROSPECT MEDICAL HOLDINGS, INC., a Delaware corporation, PROSPECT MEDICAL SYSTEMS, INC., a Delaware corporation, SIERRA MEDICAL MANAGEMENT, INC., a Delaware corporation, PINNACLE HEALTH RESOURCES, a California corporation, PROSPECT MEDICAL GROUP, INC., a California professional corporation, SIERRA PRIMARY CARE MEDICAL GROUP, A MEDICAL CORPORATION, a California professional corporation, SANTA ANA/TUSTIN PHYSICIANS GROUP, INC., a California professional corporation, PEGASUS MEDICAL GROUP, INC., a California professional corporation, ANTELOPE VALLEY MEDICAL ASSOCIATES, INC., a California professional corporation, NUESTRA FAMILIA MEDICAL GROUP, INC., a California professional corporation, PROSPECT HEALTH SOURCE MEDICAL GROUP, INC., a California professional corporation, PROSPECT PROFESSIONAL CARE MEDICAL GROUP, INC., a California professional corporation, PROSPECT NWOC MEDICAL GROUP, INC., a California professional corporation, APAC MEDICAL GROUP, INC., a California professional corporation, and STARCARE MEDICAL GROUP, INC., a California professional corporation (each a "Payee"), or their assigns, in the applicable currency of the amounts evidenced hereby, in immediately available funds, at such location as the applicable Payee shall from time to time designate, the unpaid principal amount of all loans and advances made by such Payee to such Debtor.

        Each Debtor also promises to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rate per annum as shall be agreed upon from time to time by such Debtor and the applicable Payee.

        Upon the commencement of any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar proceeding of any jurisdiction relating to any Debtor, the unpaid principal amount hereof shall become immediately due and payable without presentment, demand, protest or notice of any kind in connection with this Note.

        This Subordinated Intercompany Note (this "Note") is the Intercompany Note referred to in the Loan and Security Agreement (the "Loan Agreement"), dated as of the date hereof, among the Payees and Residential Funding Corporation, a Delaware corporation (the "Lender"), and shall be pledged pursuant to the Loan Documents (as defined in the Loan Agreement). Each Debtor hereby acknowledges and agrees that the Lender pursuant to and as defined in the Loan Documents, as in effect from time to time, may exercise all rights provided therein with respect to this Note.

        Each Debtor covenants and agrees, and each Payee by its acceptance of this Note likewise covenants and agrees, that the payment of the principal of this Note is subordinated, to the extent and in the manner provided herein, to the prior payment in full of all Obligations, as defined in the Loan Agreement (the "Senior Obligations") and that the subordination is for the benefit of Lender. Each Debtor by its acceptance of this Note hereby (i) authorizes Lender to demand specific performance of the terms, whether or not any Debtor shall have complied with any of the provisions hereof applicable to it, at any time when any Debtor shall have failed to comply with any provisions hereof which are applicable to it and (ii) irrevocably waives any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance. Upon any distribution of assets of any Debtor in any dissolution, winding up, liquidation or reorganization (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

            (i)  Lender shall first be entitled to receive payment in full in cash of the Senior Obligations before any Debtor is entitled to receive any payment on account of any obligations evidenced hereby;

           (ii)  Any payment or distribution of assets of any Debtor of any kind or character, whether in cash, property or securities, to which any Payee would be entitled except for the provisions hereof, shall be paid by the liquidating trustee or agent or other Person making such payment or distribution directly to Lender, to the extent necessary to make payment in full of all Senior Obligations remaining unpaid after giving effect to any concurrent payment or distribution or provisions therefor to Lender; and

          (iii)  In the event that notwithstanding the provisions hereof, any payment or distribution of assets of any Debtor of any kind or character, whether in cash, property or securities, shall be received by any Payee on account of this Note before all Senior Obligations are paid in full, such payment or distribution shall be received and held in trust for and shall be paid over to Lender for application to the payment of the Senior Obligations until all of the Senior Obligations shall have been paid in full in cash, after giving effect to any concurrent payment or distribution or provision therefor to Lender.

        No right of Lender or any other present or future holders of any Senior Obligations to enforce the subordination provisions herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Debtor or any Payee or by any act or failure to act, in good faith, by any Payee, or by any noncompliance by any Debtor or any Payee with the terms of this note, regardless of any knowledge thereof which any Payee may have or be otherwise charged with; and such indebtedness of each Debtor to the Payee, if the Lender, after an Event of Default (as defined in the Loan Agreement) has occurred, so requests, shall be collected, enforced and received by each Payee as trustee for the Lender and be paid over to the Lender on account of the indebtedness of each Debtor to the Lender and the Lender, but without affecting or impairing in any manner the liability of any Payee under the provisions of this Note. Prior to the transfer by the Payee of any note or negotiable instrument evidencing the indebtedness of any Debtor to Payee, the Payee shall mark such note or negotiable instrument with a legend that the same is subject to subordination.

        The Payee is hereby authorized to record all loans and advances made by it to each Debtor (all of which shall be evidenced by this Note), and all repayments or prepayments thereof, in its books and records, such books and records constituting prima facie evidence of the accuracy of the information contained therein.

        All payments under this Note shall be made without offset, counterclaim or deduction of any kind.

        Each Debtor hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

        THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF CALIFORNIA.

        This Note is given for and on behalf of each of the undersigned entities, and shall not constitute personal representations and warranties of the individuals whose signatures appear below.

PROSPECT MEDICAL HOLDINGS, INC.
PROSPECT MEDICAL SYSTEMS, INC.
PINNACLE HEALTH RESOURCES
By:	/s/ JACOB Y. TERNER, M.D.
Name:	Jacob Y. Terner, M.D.
Title:	Chief Executive Officer
NUESTRA FAMILIA MEDICAL GROUP, INC.
By:	/s/ R. STEWART KAHN
Name:	R. Stewart Kahn
Title:	Vice President

PROSPECT MEDICAL GROUP, INC.
SANTA ANA/TUSTIN PHYSICIANS GROUP, INC.
PEGASUS MEDICAL GROUP, INC.
ANTELOPE VALLEY MEDICAL ASSOCIATES, INC.
PROSPECT HEALTH SOURCE MEDICAL GROUP, INC.
PROSPECT PROFESSIONAL CARE MEDICAL GROUP, INC.
PROSPECT NWOC MEDICAL GROUP, INC.
APAC MEDICAL GROUP, INC.
STARCARE MEDICAL GROUP, INC.
By:	/s/ JACOB Y. TERNER, M.D.
Name:	Jacob Y. Terner, M.D.
Title:	Chief Executive Officer
SIERRA MEDICAL MANAGEMENT, INC.
By:	/s/ JACOB Y. TERNER, M.D.
Name:	Jacob Y. Terner, M.D.
Title:	Chief Executive Officer
SIERRA PRIMARY CARE MEDICAL GROUP, A MEDICAL CORPORATION
By:	/s/ JACOB Y. TERNER, M.D.
Name:	Jacob Y. Terner, M.D.
Title:	Chief Executive Officer

ENDORSEMENT

        For value received, each Payee hereby endorses and assigns to the order of Residential Funding Corporation, as Lender, all of its right, title and interest in and to the Subordinated Intercompany Note dated as of September 27, 2004, payable to Payees.

PAYEES:
PROSPECT MEDICAL HOLDINGS, INC.
PROSPECT MEDICAL SYSTEMS, INC.
PINNACLE HEALTH RESOURCES
By:	/s/ JACOB Y. TERNER, M.D.
Name:	Jacob Y. Terner, M.D.
Title:	Chief Executive Officer
NUESTRA FAMILIA MEDICAL GROUP, INC.
By:	/s/ R. STEWART KAHN
Name:	R. Stewart Kahn
Title:	Vice President

PROSPECT MEDICAL GROUP, INC.
SANTA ANA/TUSTIN PHYSICIANS GROUP, INC.
PEGASUS MEDICAL GROUP, INC.
ANTELOPE VALLEY MEDICAL ASSOCIATES, INC.
PROSPECT HEALTH SOURCE MEDICAL GROUP, INC.
PROSPECT PROFESSIONAL CARE MEDICAL GROUP, INC.
PROSPECT NWOC MEDICAL GROUP, INC.
APAC MEDICAL GROUP, INC.
STARCARE MEDICAL GROUP, INC.
By:	/s/ JACOB Y. TERNER, M.D.
Name:	Jacob Y. Terner, M.D.
Title:	Chief Executive Officer
SIERRA MEDICAL MANAGEMENT, INC.
By:	/s/ JACOB Y. TERNER, M.D.
Name:	Jacob Y. Terner, M.D.
Title:	Chief Executive Officer
SIERRA PRIMARY CARE MEDICAL GROUP, A MEDICAL CORPORATION
By:	/s/ JACOB Y. TERNER, M.D.
Name:	Jacob Y. Terner, M.D.
Title:	Chief Executive Officer

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  Exhibit 10.209
SUBORDINATED INTERCOMPANY NOTE
ENDORSEMENT